                                                                  Exhibit j(2)

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, William W. Priest, hereby make, constitute and appoint each of Hal Liebes and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Director/Trustee of one or more Credit Suisse Funds, all registration statements (including amendments thereto) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 12th day of December, 2002.






                                                     /s/ William W. Priest
                                                     ---------------------------
                                                     William W. Priest

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, Jack W. Fritz, hereby make, constitute and appoint each of Hal Liebes and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Director/Trustee of one or more Credit Suisse Funds, all registration statements (including amendments thereto) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 12th day of December, 2002.







                                                     /s/ Jack W. Fritz
                                                     ---------------------------
                                                     Jack W. Fritz

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, Richard H. Francis, hereby make, constitute and appoint each of Hal Liebes and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Director/Trustee of one or more Credit Suisse Funds, all registration statements (including amendments thereto) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 12th day of December, 2002.






                                                     /s/ Richard H. Francis
                                                     ---------------------------
                                                     Richard H. Francis

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey E. Garten, hereby make, constitute and appoint each of Hal Liebes and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Director/Trustee of one or more Credit Suisse Funds, all registration statements (including amendments thereto) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 12th day of December, 2002.






                                                     /s/ Jeffrey E. Garten
                                                     ---------------------------
                                                     Jeffrey E. Garten

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, James S. Pasman, Jr., hereby make, constitute and appoint each of Hal Liebes and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Director/Trustee of one or more Credit Suisse Funds, all registration statements (including amendments thereto) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 12th day of December, 2002.





                                                     /s/ James S. Pasman, Jr.
                                                     ---------------------------
                                                     James S. Pasman, Jr.

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, Steven N. Rappaport, hereby make, constitute and appoint each of Hal Liebes and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Director/Trustee of one or more Credit Suisse Funds, all registration statements (including amendments thereto) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 12th day of December, 2002.







                                                     /s/Steven N. Rappaport
                                                     ---------------------------
                                                     Steven N. Rappaport

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, Peter F. Krogh, hereby make, constitute and appoint each of Hal Liebes and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Director/Trustee of one or more Credit Suisse Funds, all registration statements (including amendments thereto) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 12th day of December, 2002.






                                                     /s/ Peter F. Krogh
                                                     ---------------------------
                                                     Peter F. Krogh